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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-65365) of National Equipment Services, Inc. of our report dated October 15, 1999 relating to the financial statements of The Plank Company LP which appears in this Form 8-KA.

/s/ PricewaterhouseCoopers LLP

Chicago, IL
October 18, 1999